UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
DIGITAL HEALTH ACQUISITION CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DIGITAL HEALTH ACQUISITION CORP.
980 N Federal Hwy #304
Boca Raton, FL 33432
October [•], 2023
Dear Stockholders:
On behalf of the board of directors (the “Board”) of Digital Health Acquisition Corp. (the “Company,” “DHAC” or “we”), I invite you to attend our Annual Meeting of Stockholders (the “Annual Meeting”). We hope you can join us. The Annual Meeting will be held at 9:30 a.m. Eastern Time on November 6, 2023. DHAC will be holding the Annual Meeting via live webcast. You will be able to attend the Annual Meeting, vote and submit your questions online during the Annual Meeting by visiting https://www.cstproxy.com/digitalhealthacquisition/am2023. You will also be able to attend the Annual Meeting via teleconference and to vote during the Annual Meeting using the following dial-in information:
Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Meeting ID#: 6103465#
The Notice of Annual Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at https://www.cstproxy.com/digitalhealthacquisition/am2023. We are first mailing these materials to our stockholders on or about October [18], 2023.
As discussed in the enclosed Proxy Statement, the purpose of the Annual Meeting is to consider and vote upon the following proposals (the “Proposal” or “Proposals”):
(i)
Proposal 1 — A proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (as amended, the “Charter”) to extend the date by which the Company must consummate a Business Combination (as defined in the Charter) (the “Extension”) up to four (4) times, each by an additional three (3) months, for an aggregate of twelve (12) additional months (i.e., from November 8, 2023 (the “Termination Date”) up to November 8, 2024) or such earlier date as determined by the Company’s board of directors (the “Extended Date”) (such proposal, the “Charter Amendment Proposal”);

(ii)
Proposal 2 — A proposal to amend DHAC’s investment management trust agreement, dated as of November 3, 2021 and as amended on October 26, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), (i) allowing the Company to extend the business combination period from November 8, 2023 to up to four (4) times, each by an additional three (3) months, for an aggregate of twelve (12) additional months to November 8, 2024 and (ii) updating certain defined terms in the Trust Agreement (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal”);

(iii)
Proposal 3 — A proposal to amend the Company’s Charter to allow stockholders to act by written consent (the “Written Consent Amendment” and such proposal, “Written Consent Proposal”);

(iv)
Proposal 4 — A proposal to elect five (5) nominees to our board of directors (the “Directors Proposal”);

(v)
Proposal 5 — A proposal to ratify the appointment of WithumSmith+Brown, PC (“Withum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Proposal”);

(vi)
Proposal 6 — A proposal to approve the adjournment of the Annual Meeting from time to time to a later date or dates, if necessary and appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum (the “Adjournment Proposal”); and

(vii)
Proposal 7 — A proposal to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Adjournment Proposal will only be presented at the Annual Meeting if there are not sufficient votes to approve the above mentioned Proposals.
Each of the Proposal is more fully described in the accompanying proxy statement.
Only holders of record of our common stock at the close of business on September 29, 2023 are entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.
As previously announced, DHAC entered into a Second Amended and Restated Business Combination Agreement, dated as of October 6, 2022, as amended by the First Amendment dated November 3, 2022 (as may be further amended and restated, the “Business Combination Agreement,” and together with the other agreements and transactions contemplated by the Business Combination Agreement, the “Business Combination”), with DHAC Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of DHAC (“Merger Sub I”), DHAC Merger Sub II, Inc., a Texas corporation and a wholly owned subsidiary of DHAC (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”), VSee Lab, Inc., a Delaware corporation (“VSee”) and iDoc Virtual Telehealth Solutions, Inc., a Texas corporation (“iDoc”). Pursuant to the terms of the Business Combination Agreement, Merger Sub I will merge with and into VSee (the “VSee Merger”), with VSee surviving the VSee Merger as a wholly owned subsidiary of DHAC, and Merger Sub II will merge with and into iDoc (the “iDoc Merger” and, together with the VSee Merger, the “Mergers”), with iDoc surviving the iDoc Merger as a wholly owned subsidiary of DHAC. At the effective time of the Mergers (the “Effective Time”), DHAC will change its name to VSee Health, Inc. The Board of DHAC has unanimously (i) approved and declared advisable the Business Combination Agreement, the Mergers and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by the stockholders of DHAC. DHAC will hold a meeting of stockholders to consider and approve the proposed Business Combination and a proxy statement/prospectus/consent solicitation will be sent to all DHAC stockholders.
The Charter Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date by which the Company to complete the Business Combination. The purpose of the Charter Amendment Proposal, the Trust Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our Business Combination. The purpose of the Written Consent Proposal is to provide our stockholders the flexibility of adopting resolutions without the expense of a stockholders’ meeting. The Director Proposal and Auditor Proposal are regular corporate matters that need our stockholder approval at the annual meeting. While we are currently working on finalizing the terms of the Business Combination, the Board currently believes that there will not be sufficient time before November 8, 2023 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date.
DHAC and other parties to the Business Combination Agreement are currently working towards satisfaction of the conditions to completion of the Business Combination, including drafting the necessary filings with the U.S. Securities and Exchange Commission (the “SEC”) related to the transaction, but have determined that there will not be sufficient time before November 8, 2023 (its current termination date) to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination. We intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.
The Board has approved the Charter Amendment Proposal, the Trust Amendment Proposal, the Written Consent Proposal, the Director Proposal, the Auditor Proposal and the Adjournment Proposal, and recommends that stockholders vote in favor of the proposals. Approval of the Charter Amendment Proposal and Trust Amendment Proposal require the affirmative vote of holders of at least 65% of our outstanding shares of common stock. Approval of the Written Consent Proposal, the Auditor Proposal and the Adjournment Proposal require the affirmative vote of the holders of a majority of the issued and outstanding shares of stock represented by virtual attendance or by proxy and entitled to vote thereon at the Annual Meeting. Approval of the election of each director nominees under the Director Proposal requires plurality of the votes of the stockholders by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote thereon.
You are not being asked to vote on any business combination at this time.   In connection with the Charter Amendment Proposal, public stockholders of the Company may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (less $100,000 of net interest to pay potential dissolution expenses), divided by the number of the then outstanding shares of the Company’s common stock issued in our initial public offering, which we refer to as our “IPO”, which shares we refer to as the “public shares”, and which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Charter Amendment Proposal. If the Charter Amendment Proposal, the Trust Amendment Proposal and the Written Consent Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares if and when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter. In addition, public stockholders who do not make the Election will be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.
If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, then in accordance with the Company’s Trust Agreement, dated as of November 3, 2021 and as amended on October 26, 2022 (the “Trust Agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), the Company’s trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the trust agreement) or (b) the Extended Date.
To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Annual Meeting. You may tender your shares by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment Proposal and the Trust Amendment Proposal. Furthermore, if a holder of a public share delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).
The Company estimates that the per-share pro rata portion of the Trust Account will be approximately $[•] at the time of the Annual Meeting. The closing price of the Company’s common stock on October [•], 2023 was $[•]. Accordingly, if the market price were to remain the same until the date of the Annual Meeting, exercising redemption rights would result in a public stockholder receiving $[•] more for each share than if such stockholder sold the shares in the open market. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
The Company reserves the right at any time to cancel the Annual Meeting and not to submit the Charter Amendment Proposal, Trust Amendment Proposal or the Written Consent Proposal to stockholders or implement any of the amendments as described in the Charter Amendment Proposal, the Trust Amendment Proposal or the Written Consent Proposal.
After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Charter Amendment Proposal, the Trust Amendment Proposal and the Written Consent Proposal at the Annual Meeting. Whether or not you plan to virtually participate in the Annual Meeting, we urge you to read this material carefully and vote your shares.
Sincerely,

Scott Wolf
Chief Executive Officer
[•], 2023

DIGITAL HEALTH ACQUISITION CORP.
980 N Federal Hwy #304
Boca Raton, FL 33432
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 6, 2023
October [•], 2023
To the Stockholders of Digital Health Acquisition Corp.:
NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the “Annual Meeting”) of Digital Health Acquisition Corp. (the “Company,” “DHAC” or “we”), a Delaware corporation, will be held on November 6, 2023, at 9:30 a.m. Eastern Time. DHAC will be holding the Annual Meeting via live webcast. You will be able to attend the Annual Meeting, vote and submit your questions online during the Annual Meeting by visiting https://www.cstproxy.com/digitalhealthacquisition/am2023. You will also be able to attend the Annual Meeting via teleconference and to vote during the Annual Meeting using the following dial-in information:
Telephone access (listen-only):
Within the U.S.: 1 800-450-7155 (toll-free)
Outside of the U.S.:1 857-999-9155 (standard rates apply)
Meeting ID: 6103465#
The purpose of the Annual Meeting will be to consider and vote upon the following proposals:
(i)
Proposal 1 — A proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (as amended, the “Charter”) to extend the date by which the Company must consummate a Business Combination (as defined in the Charter) (the “Extension”) up to four (4) times, each by an additional three (3) months, for an aggregate of twelve (12) additional months (i.e., from November 8, 2023 (the “Termination Date”) up to November 8, 2024) or such earlier date as determined by the Company’s board of directors (the “Extended Date”) (such proposal, the “Charter Amendment Proposal”);

(ii)
Proposal 2 — A proposal to amend DHAC’s investment management trust agreement, dated as of November 3, 2021 and as amended on October 26, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), (i) allowing the Company to extend the business combination period from November 8, 2023 to up to four (4) times, each by an additional three (3) months, for an aggregate of twelve (12) additional months to November 8, 2024 and (ii) updating certain defined terms in the Trust Agreement (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal”);

(iii)
Proposal 3 — A proposal to amend the Company’s Charter to allow stockholders to act by written consent (the “Written Consent Amendment” and such proposal, “Written Consent Proposal”);

(iv)
Proposal 4 — A proposal to elect five (5) nominees to our board of directors (the “Directors Proposal”);

(v)
Proposal 5 — A proposal to ratify the appointment of WithumSmith+Brown, PC (“Withum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Proposal”);

(vi)
Proposal 6 — A proposal to approve the adjournment of the Annual Meeting from time to time to a later date or dates, if necessary and appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum (the “Adjournment Proposal”); and

(vii)
Proposal 7 — A proposal to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on September 29, 2023 as the record date for the Annual Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.
By Order of the Board of Directors
Dated: [•], 2023 Boca Raton, Florida	Scott Wolf Chief Executive Officer

IMPORTANT
WHETHER OR NOT YOU PLAN TO PARTICIPATE VIRTUALLY IN THE ANNUAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA OR SUBMIT YOUR PROXY THROUGH THE INTERNET AS PROMPTLY AS POSSIBLE.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 6, 2023. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT HTTPS://WWW.CSTPROXY.COM/DIGITALHEALTHACQUISITION/AM2023.
DIGITAL HEALTH ACQUISITION CORP.
980 N Federal Hwy #304
Boca Raton, FL 33432

PRELIMINARY PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 6, 2023
FIRST MAILED ON OR ABOUT OCTOBER [18], 2023
Date, Time and Place of the Annual Meeting
The enclosed proxy is solicited by the Board of Directors (the “Board”) of Digital Health Acquisition Corp. (the “Company,” “DHAC” or “we”), a Delaware corporation, in connection with the Annual Meeting of Stockholders to be held on November 6, 2023 at 9:30 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. DHAC will be holding the Annual Meeting via live webcast. You will be able to attend the Annual Meeting, vote and submit your questions online during the Annual Meeting by visiting https://www.cstproxy.com/digitalhealthacquisition/am2023. You will also be able to attend the Annual Meeting via teleconference and to vote during the Annual Meeting using the following dial-in information:
Telephone access (listen-only):
Within the U.S.: 1 800-450-7155 (toll-free)
Outside of the U.S.:1 857-999-9155 (standard rates apply)
Meeting ID: 6103465#
The principal executive office of the Company is 980 N Federal Hwy #304, Boca Raton, FL, 33432, and its telephone number, including area code, is (561) 672-7068.
Purpose of the Annual Meeting
At the Annual Meeting, you will be asked to consider and vote upon the following matters:
(i)
Proposal 1 — A proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (as amended, the “Charter”) to extend the date by which the Company must consummate a Business Combination (as defined in the Charter) (the “Extension”) up to four (4) times, each by an additional three (3) months, for an aggregate of twelve (12) additional months (i.e., from November 8, 2023 (the “Termination Date”) up to November 8, 2024) or such earlier date as determined by the Company’s board of directors (the “Extended Date”) (such proposal, the “Charter Amendment Proposal”);

(ii)
Proposal 2 — A proposal to amend DHAC’s investment management trust agreement, dated as of November 3, 2021 and as amended on October 26, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), (i) allowing the Company to extend the business combination period from November 8, 2023 to up to four (4) times, each by an additional three (3) months, for an aggregate of twelve (12) additional months to November 8, 2024 and (ii) updating certain defined terms in the Trust Agreement (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal”);

(iii)
Proposal 3 — A proposal to amend the Company’s Charter to allow stockholders to act by written consent (the “Written Consent Amendment” and such proposal, “Written Consent Proposal”);

(iv)
Proposal 4 — A proposal to elect five (5) nominees to our board of directors (the “Directors Proposal”);

(v)
Proposal 5 — A proposal to ratify the appointment of WithumSmith+Brown, PC (“Withum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Proposal”);

(vi)
Proposal 6 — A proposal to approve the adjournment of the Annual Meeting from time to time to a later date or dates, if necessary and appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum (the “Adjournment Proposal”); and

(vii)
Proposal 7 — A proposal to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Adjournment Proposal will only be presented at the Annual Meeting if there are not sufficient votes to approve the above mentioned Proposals.
The Charter Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date by which the Company to complete the business combination. The purpose of the Charter Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our initial business combination (the “Business Combination”). The purpose of the Written Consent Proposal is to provide our stockholders the flexibility of adopting resolutions without the expense of a stockholders’ meeting. The Director Proposal and Auditor Proposal are regular corporate matters that need our stockholder approval at the annual meeting. While we are currently working on finalizing the terms of the Business Combination, the Board currently believes that there will not be sufficient time before November 8, 2023 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date.
As previously announced, DHAC entered into a Second Amended and Restated Business Combination Agreement, dated as of October 6, 2022, as amended by the First Amendment dated November 3, 2022 (as may be further amended and restated, the “Business Combination Agreement,” and together with the other agreements and transactions contemplated by the Business Combination Agreement, the “Business Combination”), with DHAC Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of DHAC (“Merger Sub I”), DHAC Merger Sub II, Inc., a Texas corporation and a wholly owned subsidiary of DHAC (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”), VSee Lab, Inc., a Delaware corporation (“VSee”) and iDoc Virtual Telehealth Solutions, Inc., a Texas corporation (“iDoc”). Pursuant to the terms of the Business Combination Agreement, Merger Sub I will merge with and into VSee (the “VSee Merger”), with VSee surviving the VSee Merger as a wholly owned subsidiary of DHAC, and Merger Sub II will merge with and into iDoc (the “iDoc Merger” and, together with the VSee Merger, the “Mergers”), with iDoc surviving the iDoc Merger as a wholly owned subsidiary of DHAC. At the effective time of the Mergers (the “Effective Time”), DHAC will change its name to VSee Health, Inc. The Board of DHAC has unanimously (i) approved and declared advisable the Business Combination Agreement, the Mergers and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by the stockholders of DHAC. DHAC will hold a meeting of stockholders to consider and approve the proposed Business Combination and a proxy statement/prospectus/consent solicitation will be sent to all DHAC stockholders.
DHAC and other parties to the Business Combination Agreement are currently working towards satisfaction of the conditions to completion of the Business Combination, including drafting the necessary filings with the U.S. Securities and Exchange Commission (the “SEC”) related to the transaction, but have determined that there will not be sufficient time before November 8, 2023 (its current termination date) to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination. We intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.
You are not being asked to vote on any business combination at this time. If the Charter Amendment, the Trust Amendment and Written Consent Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the Extended Date.
Holders (“Public Stockholders”) of the Company’s common stock $0.0001, par value per share (“Public Shares”), may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal (the “Election”) regardless of whether or how such public stockholders vote with respect to the Charter Amendment Proposal. If the Charter Amendment Proposal, the Trust Amendment Proposal and the Written Consent Proposal are approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when the Business Combination is submitted to the stockholders. Furthermore, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension or any additional extension(s) is implemented, then in accordance with the terms of that certain investment management trust agreement, dated as of November 3, 2021 and as amended on October 26, 2022, by and between the Company and Continental Stock Transfer & Trust Company (as amended, the “Trust Agreement”), the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Date.”
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment Proposal and the Trust Amendment Proposal. Furthermore, if a holder of a public share delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).
The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $[•] million that was in the trust account as of October [•], 2023.
If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate a Business Combination by November 8, 2023, in accordance with our charter (as amended), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of the net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
Subject to the foregoing, the affirmative vote of at least 65% of the outstanding shares of the Company’s common stock is required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. Approval of the Written Consent Proposal, the Auditor Proposal and the Adjournment Proposal require the affirmative vote of the holders of a majority of the issued and outstanding shares of stock represented by virtual attendance or by proxy and entitled to vote thereon at the Annual Meeting. Approval of the election of each director nominees under the Director Proposal requires plurality of the votes of the stockholders by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote thereon. Our Board will abandon and not implement the Charter Amendment Proposal or the Trust Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal, the Trust Amendment Proposal or the Written Consent Proposal, our Board will retain the right to abandon and not implement the Charter Amendment, the Trust Amendment or the Written Consent Amendment at any time without any further action by our stockholders.
Only holders of record of our common stock at the close of business on September 29, 2023 are entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.
After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Record Date; Voting Rights and Revocation of Proxies
The record date with respect to this solicitation is the close of business on September 29, 2023 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

The shares of Common Stock represented by all validly executed proxies received in time to be taken to the Annual Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about October [18], 2023.
Dissenters’ Right of Appraisal
Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.
Outstanding Shares and Quorum
The number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is 4,183,123. Each share of Common Stock is entitled to one vote. The presence represented by virtual attendance or by proxy at the Annual Meeting of the holders of 2,091,562 shares, or a majority of the number of outstanding shares of Common Stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.
Broker Non-Votes
Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.
Proposal 1 (Charter Amendment) is a matter that we believe will be considered “non-routine.”
Proposal 2 (Trust Amendment) is a matter that we believe will be considered “non-routine.”
Proposal 3 (Written Consent Amendment) is a matter that we believe will be considered “non-routine.”
Proposal 4 (Director Proposal) is a matter that we believe will be considered “non-routine.”
Proposal 5 (Auditor Proposal) is a matter that we believe will be considered “routine.”
Proposal 6 (Adjournment) is a matter that we believe will be considered “routine.”
Banks or brokerages cannot use discretionary authority to vote shares on Proposal 1, 2, 3 or 4 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.
Required Votes for Each Proposal to Pass
Assuming the presence of a quorum at the Annual Meeting:
Proposal	Vote Required	Broker Discretionary Vote Allowed
Charter Amendment	At least sixty-five percent (65%) of outstanding shares of Common Stock	No
Trust Amendment	At least sixty-five percent (65%) of outstanding shares of Common Stock	No
Written Consent Amendment	Majority of the issued and outstanding shares of stock represented by virtual attendance or by proxy and entitled to vote thereon at the Annual Meeting	No

Proposal	Vote Required	Broker Discretionary Vote Allowed
Director Proposal	Plurality of the votes of the stockholders by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote thereon	No
Auditor Proposal	Majority of the issued and outstanding shares of stock represented by virtual attendance or by proxy and entitled to vote thereon at the Annual Meeting	Yes
Adjournment	Majority of the issued and outstanding shares of stock represented by virtual attendance or by proxy and entitled to vote thereon at the Annual Meeting	Yes
Abstentions and broker non-votes will count as a vote against the Charter Amendment Proposal, Trust Amendment Proposal, Written Consent Amendment Proposal and Director Proposal, but will not have an effect on the Auditor Proposal and the Adjournment Proposal assuming a quorum is present.
Voting Procedures
Each share of our Common Stock that you own in your name entitles you to one vote on each of the proposals for the Annual Meeting. Your proxy card shows the number of shares of our Common Stock that you own.
•
You can vote your shares in advance of the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Annual Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our Common Stock will be voted as recommended by our Board of Directors. Our Board of Directors recommends voting “FOR” the Charter Amendment Proposal, “FOR” the Trust Amendment Proposal, “FOR” the Written Consent Proposal and “FOR” the Adjournment Proposal.

•
You can attend the Annual Meeting and vote virtually even if you have previously voted by submitting a proxy. However, if your shares of Common Stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of Common Stock.

Solicitation of Proxies
Your proxy is being solicited by our Board on the proposals being presented to stockholders at the Annual Meeting. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company.
Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Internet Availability of Proxy Materials
Pursuant to rules adopted by the SEC, we are providing access to our proxy materials over the Internet. The proxy statement and the Annual Report to Stockholders for the fiscal year ended December 31, 2022 are available at https://www.cstproxy.com/digitalhealthacquisition/am2023
Annual Report
Our annual report to stockholders for the fiscal year ended December 31, 2022, will be concurrently provided to each stockholder at the time we send this proxy statement and the enclosed annual report is not to be considered a part of the proxy-soliciting material.
Stockholders may also request a free copy of our Form 10-K for the fiscal year ended December 31, 2022 by writing to Digital Health Acquisition Corp., 980 N Federal Hwy #304, Boca Raton, FL, 33432; Attn: Corporate Secretary.
Alternatively, stockholders may access our 2022 Form 10-K on the Company’s website via https://digitalhealthacquisition.com/, under the SEC Filings tab. We will also furnish any exhibit to our 2022 Form 10-K, if specifically requested.
Delivery of Proxy Materials to Stockholders
Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.
We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Digital Health Acquisition Corp., 980 N Federal Hwy #304, Boca Raton, FL 33432; Attention: Secretary, or call the Company promptly at (561) 672-7068.
If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to Digital Health Acquisition Corp., 980 N Federal Hwy #304, Boca Raton, FL 33432; Attention: Secretary.
Interests of Executive Officers and Directors
When you consider the recommendation of the Board, you should keep in mind that Digital Health Sponsor LLC (our “Sponsor”) and our officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:
•
If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Sponsor, or its affiliates or assignees, will no longer be required to deposit into the Trust Account any additional extension fee payments, which would be contrary to the interests of our non-redeeming public stockholders, who will have substantially less funds in the Trust Account than if the extension provisions were not amended;

•
Unless the Company consummates an initial business combination, the Company’s officers and directors and the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds from the IPO and private placement not deposited in the Trust Account;

•
On November 5, 2021, simultaneously with the closing of the IPO, DHAC consummated the sale of 557,000 units (the “Private Units”) at a price of $10.00 per Unit in a private placement to the Sponsor, generating gross proceeds of $5,570,000. If DHAC does not consummate a Business Combination by February 8, 2024 (or November 8, 2024) if the Charter Amendment and Trust Amendment Proposals are approved, DHAC will be required to dissolve. In such event, the 557,000

Private Units purchased by the Sponsor for a total purchase price of $5,570,000, will be worthless. Such Private Units had an aggregate market value of approximately $[5.6] million based on the closing price of DHAC public units of $[•] on Nasdaq as of October [16], 2023.
•
The exercise of the Company’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of a Business Combination may result in a conflict of interest when determining whether such changes or waivers are appropriate and in the Company’s stockholders’ best interests.

•
The Sponsor will benefit from the completion of a Business Combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate.

•
Only if a Business Combination is completed by February 8, 2024, or November 8, 2024 if the Charter Amendment Proposals are approved, DHAC’s officers and directors, the Sponsor and its affiliates will be reimbursed for any reasonable fees and out-of-pocket expenses incurred in connection with activities on DHAC’s behalf such as identifying potential target businesses, paying Nasdaq fees and other expenses and performing due diligence on suitable Business Combinations (including a Business Combination). As of October 5, 2023, an aggregate of $275,000 had been incurred or accrued in respect of such expense reimbursement obligation.

•
Unless Stock Escrow Agreement dated as of November 3, 2021, entered into by and among DHAC, DHAC’s initial stockholders and Continental Stock Transfer & Trust Company as the escrow agent (the “Stock Escrow Agreement”) is terminated, with certain limited exceptions, the Company’s founder shares, which include aggregate of 2,875,000 shares of Common Stock held by our Sponsor and our directors, officers and advisors (the “Founder Shares”) will not be transferred, assigned, sold or released from escrow until the earlier of (A) 180 days after the completion of our initial business combination and (B) subsequent to our initial business combination, if the reported last sale price of our common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 90 days after our initial business combination.

•
The fact that the Sponsor currently holds 557,000 Private Units or an aggregate value of $5,570,000, and that have no redemption rights upon the Company’s liquidation and will be worthless if no business combination is effected; and

•
The fact that the Sponsor has agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve a proposed initial business combination.

Householding
“Householding” is a program, approved by the SEC, which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy materials to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.
Redemption Rights
Pursuant to our currently existing charter, our public shareholders shall be provided with the opportunity to redeem their public shares upon the approval of the Charter Amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (less $100,000 of net interest to pay potential dissolution expenses), divided by the number of then outstanding public shares. If your redemption request is properly made and the Charter Amendment is approved, these shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the Trust Account of approximately $[•] million on [•], 2023, the estimated per share conversion price would have been approximately $[•].
In order to exercise your redemption rights, you must:
•
submit a request in writing prior to 5:00 p.m., Eastern time on November [1], 2023 (two business days before the Annual Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com
and
•
deliver your public shares either physically or electronically through The Depository Trust Company to our transfer agent at least two business days before the Annual Meeting (before November [1], 2023). Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, .

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment Proposal and the Trust Amendment Proposal. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares. You may make such request by contacting our transfer agent at the phone number or address listed above.
Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.
If you exercise your redemption rights and the redemption is effectuated, your shares of our common stock will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account (less $100,000 of net interest to pay potential dissolution expenses). You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.
If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial Business Combination by November 8, 2023 (subject to the requirements of law), we will be required to dissolve and liquidate our trust account by returning the then remaining funds (less up to $100,000 of the net interest to pay dissolution expenses) in such account to the public stockholders, and our warrants to purchase common stock will expire worthless.
Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.
If you hold units registered in your own name, you must deliver to our Transfer Agent — Continental Stock Transfer & Trust Company written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to our Transfer Agent — Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.
Adjournment of Meeting
If a quorum is not present or represented, our bylaws permit the stockholders present in person or represented by proxy to adjourn the meeting, without notice other than announcement at the meeting, until a quorum shall be present or represented. We may also adjourn to another time or place (whether or not a quorum is present). Notice need not be given of the adjourned meeting if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, are announced at the Annual Meeting at which the adjournment is taken or are displayed, during the time scheduled for the Annual Meeting, on the Annual Meeting website (that is, the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication). At the adjourned meeting, the Company may transact any business which might have been transacted at the Annual Meeting.

PROPOSAL 1: THE CHARTER AMENDMENT
The Charter Amendment
The proposed Charter Amendment would amend the Company’s charter to extend the date by which the Company must consummate a Business Combination (as defined in the Charter) (the “Extension”) up to four (4) times, each by an additional three (3) months, for an aggregate of twelve (12) additional months (i.e., from November 8, 2023 (the “Termination Date”) up to November 8, 2024) or such earlier date as determined by the Company’s board of directors (the “Extended Date”). The complete text of the proposed amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.
All holders of the Company’s public shares, whether they vote for or against the Charter Amendment Proposal or do not vote at all, will be permitted to redeem all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension is implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights.
Reasons for the Proposed Charter Amendment
The Company is proposing to amend its charter to extend the date by which it has to consummate a Business Combination from November 8, 2023 to the Extended Date.
The Charter Amendment is essential to allowing the Company more time to finalize the terms and consummate the Business Combination. Approval of the Charter Amendment is a condition to the implementation of the Extension. While we are currently working on finalizing the terms of the Business Combination, the Board currently believes that there will not be sufficient time before November 8, 2023 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date.
As previously announced, DHAC entered into a Second Amended and Restated Business Combination Agreement, dated as of October 6, 2022, as amended by the First Amendment dated November 3, 2022 (as may be further amended and restated, the “Business Combination Agreement,” and together with the other agreements and transactions contemplated by the Business Combination Agreement, the “Business Combination”), with DHAC Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of DHAC (“Merger Sub I”), DHAC Merger Sub II, Inc., a Texas corporation and a wholly owned subsidiary of DHAC (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”), VSee Lab, Inc., a Delaware corporation (“VSee”) and iDoc Virtual Telehealth Solutions, Inc., a Texas corporation (“iDoc”). Pursuant to the terms of the Business Combination Agreement, Merger Sub I will merge with and into VSee (the “VSee Merger”), with VSee surviving the VSee Merger as a wholly owned subsidiary of DHAC, and Merger Sub II will merge with and into iDoc (the “iDoc Merger” and, together with the VSee Merger, the “Mergers”), with iDoc surviving the iDoc Merger as a wholly owned subsidiary of DHAC. At the effective time of the Mergers (the “Effective Time”), DHAC will change its name to VSee Health, Inc. The Board of DHAC has unanimously (i) approved and declared advisable the Business Combination Agreement, the Mergers and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by the stockholders of DHAC. DHAC will hold a meeting of stockholders to consider and approve the proposed Business Combination and a proxy statement/prospectus/consent solicitation will be sent to all DHAC stockholders.
DHAC and other parties to the Business Combination Agreement are currently working towards satisfaction of the conditions to completion of the Business Combination, including drafting the necessary filings with the U.S. Securities and Exchange Commission related to the transaction and finalizing financings for the combined company, but have determined that there will not be sufficient time before November 8, 2023 (its current termination date) to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination. Management believes that it can close the Business Combination before the Extended Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are both approved and the Extension is implemented, then in accordance with the terms of the Trust Agreement, the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Date.
If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated a Business Combination by November 8, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of the net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.
The sponsor is not controlled by, or has substantial ties with a non-U.S. person. We do not expect DHAC or the post-combination company to be considered a “foreign person” under the regulations administered by the Committee on Foreign Investment in the United States (the “CFIUS”).
You are not being asked to vote on any business combination at this time. If the Charter Amendment, the Trust Amendment and the Written Consent Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) and completed or the Company has not consummated the business combination by the Extended Date.
In connection with the Charter Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to DHAC to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal, or the Written Consent Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal, the Trust Amendment Proposal, the Written Consent Proposal and the Adjournment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our charter, as amended by the Charter Amendment (as long as their election is made at least two (2) business days prior to the Annual Meeting at which the stockholders’ vote is sought). Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[•] million of marketable securities as of October [•], 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if DHAC has not completed a business combination by the applicable termination date. Our sponsor, our officers and directors and our other initial stockholders, own an aggregate of 2,875,000 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to our IPO.
To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Annual Meeting (or November [1], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares.
United States Federal Income Tax Consequences for Stockholders Exercising Redemption Rights
THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.
U.S. Holders
This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of our shares of Common Stock who or that is, for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

•
an estate the income of which is subject to U.S. federal income tax purposes regardless of its source; or

•
a trust, if (A) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (B) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Distributions.   If a U.S. holder’s conversion of shares of Common Stock is treated as a distribution, such distributions will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Common Stock and will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”
Dividends received by a U.S. holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends received by a non-corporate U.S. holder will generally constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains.
Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.   If a U.S. holder’s conversion of shares of Common Stock is treated as a sale or other taxable disposition, a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the shares of Common Stock converted. Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the Common Stock so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.
Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. holder’s adjusted tax basis in its Common Stock so disposed of. A U.S. holder’s adjusted tax basis in its Common Stock will generally equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to its shares of Common Stock treated as a return of capital. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. holder. Any U.S. holder who has tendered all of his actually owned shares for conversion but continues to hold warrants after the conversion will generally not be considered to have experienced a complete termination of his interest in the Company.
Non-U.S. Holders
This section applies to you if you are a “non-U.S. holder.” A non-U.S. holder is a beneficial owner of our Common Stock who or that is, for U.S. federal income tax purposes:
•
a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•
a foreign corporation; or

•
an estate or trust that is not a U.S. holder;

but does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of a conversion.
Taxation of Distributions.   If a non-U.S. holder’s conversion of shares of Common Stock is treated as a distribution, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute a dividend for U.S. federal income tax purposes and, provided such dividend is not effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the non-U.S. holder’s adjusted tax basis in its shares of our Common Stock and, to the extent such distribution exceeds the non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Common Stock, which will be treated as described below under the section entitled “— Non-U.S. holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”
The withholding tax described above does not apply to a dividend paid to a non-U.S. holder who provides an IRS Form W-8ECI, certifying that such dividend is effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividend will be subject to regular U.S. federal income tax as if the non-U.S. holder were a U.S. holder, subject to an applicable income tax treaty providing otherwise. A non-U.S. holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).
Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.   If a non-U.S. holder’s conversion shares of Common Stock is treated as a sale or other taxable disposition, subject to the discussions of FATCA and backup withholding, below a non-U.S. holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale, taxable exchange or other taxable disposition of our Common Stock, unless:
•
the gain is effectively connected with the conduct of a trade or business by the non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the non-U.S. holder); or

•
we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. holder held our Common Stock, and, in the case where shares of our Common Stock are regularly traded on an established securities market, the non-U.S. holder has owned, directly or constructively, more than 5% of our Common Stock at any time within the shorter of the five-year period preceding the disposition or such non-U.S. holder’s holding period for the shares of our Common Stock.
Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the non-U.S. holder were a U.S. resident. In the event the non-U.S. holder is a corporation for U.S. federal income tax purposes, such gain may also be subject to an additional “branch profits tax” at a thirty percent (30%) rate (or lower treaty rate).
If the second bullet point above applies to a non-U.S. holder, gain recognized by such holder on the sale, exchange or other taxable disposition of shares of our Common Stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless our Common Stock is regularly traded on an established securities market, a buyer of our Common Stock (we would be treated as a buyer with respect to a conversion of Common Stock) may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such disposition. There can be no assurance that our Common Stock will be treated as regularly traded on an established securities market. We believe that we are not and have not been at any time since our formation a United States real property holding company and we do not expect to be a United States real property holding corporation immediately after the Charter Extension is completed.
FATCA Withholding Taxes.   Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends received pursuant to a conversion of stock) on our Common Stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN or W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. non-U.S. holders should consult their tax advisors regarding the effects of FATCA on a conversion of Common Stock.
Information Reporting and Backup Withholding
Generally, information returns will be filed with the IRS in connection with payments resulting from a conversion shares of Common Stock.
Backup withholding of tax may apply to cash payments to which a non-U.S. holder is entitled in connection with a conversion of shares of Common Stock, unless the non-U.S. holder submits an IRS Form W-8BEN (or other applicable IRS Form W-8), signed under penalties of perjury, attesting to such non-U.S. holder’s status as non-U.S. person.
The amount of any backup withholding from a payment to a non-U.S. holder will be allowed as a credit against such holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.
Vote Required for Approval
The affirmative vote of holders of at least 65% of the outstanding shares of our common stock is required to approve the Charter Amendment. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will have the same effect as a vote “AGAINST” the Charter Amendment.
You are not being asked to vote on any business combination at this time. If the Charter Amendment, the Trust Amendment and Written Consent Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) and completed or the Company has not consummated the business combination by the Extended Date.

Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE CHARTER AMENDMENT.

PROPOSAL 2: THE TRUST AMENDMENT
The Trust Amendment
The proposed Trust Amendment would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of November 3, 2021 and as amended on October 26, 2022, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), (i) allowing the Company to extend the business combination period from November 8, 2023 to up to four (4) times, each by an additional three (3) months, for an aggregate of twelve (12) additional months to November 8, 2024 and (ii) updating certain defined terms in the Trust Agreement (the “Trust Amendment”). A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.
Reasons for the Trust Amendment
The purpose of the Trust Amendment is to give the Company the right to extend the business combination period from November 8, 2023 to up to four (4) times, each by an additional three (3) months, for an aggregate of twelve (12) additional months to November 8, 2024 and to update certain defined terms in the Trust Agreement.
The Company’s current Trust Agreement provides that the Company has until 24 months after the closing of the IPO, and such later day as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation to terminate the Trust Agreement and liquidate the Trust Account. The Trust Amendment will make it clear that the Company has until the Extended Date, as defined in the Charter Amendment, to terminate the Trust Agreement and liquidate the Trust Account. The Trust Amendment also ensures that certain terms and definitions as used in the Trust Agreement are revised and updated according to the Charter Amendment.
If the Trust Amendment is not approved and we do not consummate an initial Business Combination by November 8, 2023 (subject to the requirements of law), we will be required to dissolve and liquidate our trust account by returning the then remaining funds (less up to $100,000 of the net interest to pay dissolution expenses) in such account to the public stockholders, and our warrants to purchase common stock will expire worthless..
If the Trust Amendment Is Approved
If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable Extended Date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable Extended Date.
Vote Required for Approval
The affirmative vote of holders of at least 65% of the outstanding shares of our common stock is required to approve the Trust Amendment. Broker non-votes, abstentions or the failure to vote on the Trust Amendment will have the same effect as a vote “AGAINST” the Trust Amendment.
Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment, the Trust Amendment or the Written Consent Amendment, our Board will retain the right to abandon and not implement the Charter Amendment, the Trust Amendment or the Written Consent Amendment at any time without any further action by our stockholders.

You are not being asked to vote on any business combination at this time. If the Charter Amendment, the Trust Amendment and Written Consent Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) and completed or the Company has not consummated the business combination by the Extended Date.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL 3: THE WRITTEN CONSENT PROPOSAL
The Board approved and recommends that the Company’s stockholders approve a proposal to amend the Charter, in the form attached to this Proxy Statement as Annex A, to permit stockholders to act by written consent.
Reasons for the Written Consent Proposal
Section 228(a) of the Delaware General Corporation Law provides that unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.
The Written Consent Proposal would permit stockholder action by written consent at any time during which the outstanding shares of our Common Stock represent a majority of the combined voting power of our Common Stock. The Board recognizes that the use of written consents gives stockholders the flexibility of adopting resolutions without the expense of a stockholders’ meeting. The Board believes that authorizing stockholder action via written consent is fair to, and in the best interests of, the Company and the Company’s stockholders.
The form of amendment implementing the Written Consent Proposal is attached to this Proxy Statement as Annex A.
Effect of Vote in Favor of the Written Consent Proposal
If the Written Consent Proposal is approved by the Company’s stockholders, the Company intends to file the charter amendment in the form attached hereto in Annex A with the Secretary of State of Delaware as soon as practicable thereafter. The Board may, at any time prior to effectiveness, abandon the Written Consent Proposal without further action by the stockholders or the Board (even if the requisite stockholder vote is obtained).
Vote Required for Approval
The approval of the Written Consent Proposal requires the affirmative vote of holders of the majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Annual Meeting. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” the Written Consent Proposal.
Recommendation of the Board
OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE WRITTEN CONSENT PROPOSAL.

PROPOSAL 4: ELECTION OF DIRECTORS
Board Size and Structure
Our board of directors currently consists of five (5) directors. Our Certificate of Incorporation provides that the number of directors on our board of directors shall be fixed exclusively by resolution adopted by our board of directors or by our stockholders. At each annual meeting, directors shall be elected by the stockholders for a term until the annual meeting for the year in which his or her term expires. Each director shall serve until his or her successor is duly elected and qualified or until the director’s earlier death, resignation or removal.
When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our board of directors to satisfy its oversight responsibilities effectively in light of our business and structure, the board of directors focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth below. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.
Pursuant to Delaware law and our Certificate of Incorporation, directors may be removed, with or without cause, by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors.
Nominees for Election
Scott Wolf, Kevin Lowdermilk, Frank Ciufo, George McNellage and Scott Metzger have been nominated by the board of directors to stand for election at the Annual Meeting. If elected by the stockholders at the Annual Meeting, Scott Wolf, Kevin Lowdermilk, Frank Ciufo, George McNellage and Scott Metzger will serve for a term expiring at the annual meeting to be held in 2024 (the “2024 Annual Meeting”) and the election and qualification of their successors or until their earlier death, resignation or removal.
Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the board of directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the board of directors. Alternatively, the proxies, at the board of directors’ discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The board of directors has no reason to believe that any nominee will be unable to serve.
Information About Board Nominees
The following pages contain certain biographical information for the nominees for director, including all positions currently held, their principal occupation and business experience for the past five years, and the names of other publicly-held companies of which such nominee currently serves as a director or has served as a director during the past five years.
Nominees
The following table sets forth the names and ages of our director nominees:
Name	Age	Position
Scott Wolf	58	Chief Executive Officer, corporate secretary, and Director Nominee
Kevin Lowdermilk	59	Director Nominee
Frank Ciufo	63	Director Nominee
George McNellage	63	Director Nominee
Scott Metzger	55	Director Nominee

Each nominee has consented to being named as a nominee in this proxy statement and has indicated his or her availability and willingness to serve if elected. In the event that any nominee becomes unavailable or unable to serve as a director, prior to the voting, the proxy holders will refrain from voting for the unavailable nominee and will vote for a substitute nominee in the exercise of their best judgment, or the Board may determine to reduce the size of the Board to the number of nominees available.
Directors are nominated by our Board based on the recommendations of the Nominating and Governance Committee. As discussed elsewhere in this proxy statement, in evaluating director nominees, the Nominating and Governance Committee considers characteristics that include, among others, integrity, business experience, financial acumen, leadership abilities, familiarity with our businesses and businesses similar or analogous to ours, and the extent to which a candidate’s knowledge, skills, background and experience are already represented by other members of our Board. You can find information about director nominees below under the section “Board of Directors and Executive Officers.”
Vote Required for Approval
You may vote in favor of any or all of the nominees or you may also withhold your vote as to any or all of the nominees. When a quorum is present, election of each director will require a plurality of the shares of the common stock present by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting. “Plurality” means that the nominees receiving the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the meeting. The holders of shares of Common Stock shall not have cumulative voting rights with regard to election of directors. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the nominees. If you hold your shares in “street name” and you do not instruct your broker how to vote in the election of directors, a broker non-vote will occur and, no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.
Recommendation of the Board
OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES FOR DIRECTOR.

PROPOSAL 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has recommended the reappointment of WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Withum also served as the auditor for the Company for the period from March 30, 2021 (inception) through December 31, 2021 and for the years ended December 31, 2022. The stockholders are being requested to ratify the reappointment of Withum at the Annual Meeting. If the selection is not ratified, it is contemplated that the appointment of Withum for 2022 may be permitted to stand in view of the difficulty and the expense involved in changing independent auditors on short notice, unless the Audit Committee finds other compelling reasons for making a change. Even if the selection is ratified, the Audit Committee and the Board of Directors may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. A representative of Withum will not be present at the Annual Meeting.
Vote Required for Approval
The affirmative vote of holders of the majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Annual Meeting is required to ratify the appointment of Withum as the Company’s independent registered public accounting firm. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the appointment of Withum as the Company’s independent registered public accounting firm. The Auditor Proposal is a routine matter. Brokers and other nominees that do not receive instructions are generally entitled to vote on the ratification of the appointment of our independent registered public accounting firm. Broker non-votes by a broker who elects to non-vote instead of using its voting discretion and abstentions will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.
Recommendation of the Board
OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WITHUMSMITH+BROWN, PC.
Principal Accountant Fees and Services
Audit Fees.   For the year ended December 31, 2022 and for the period from March 30, 2021 (inception) through December 31, 2021, fees for our independent registered public accounting firm were approximately $84,200 and $24,700, respectively, for the services Withum performed in connection with our Initial Public Offering and the audit of our December 31, 2022 and 2021 financial statements included in this Annual Report on Form 10-K.
Audit-Related Fees.   For the year ended December 31, 2022 and for the period from March 30, 2021 (inception) through December 31, 2021, our independent registered public accounting firm did not render assurance and related services related to the performance of the audit or review of financial statements.
Tax Fees.   For the year ended December 31, 2022 and for the period from March 30, 2021 (inception) through December 31, 2021, our independent registered public accounting firm did not render services to us for tax compliance, tax advice and tax planning.
All Other Fees.   For the year ended December 31, 2022 and for the period from March 30, 2021 (inception) through December 31, 2021, there were no fees billed for products and services provided by our independent registered public accounting firm other than those set forth above.
Audit Committee Pre-Approval Policy
Our audit committee was formed upon the consummation of our Initial Public Offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

REPORT OF THE AUDIT COMMITTEE
Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with Public Company Accounting Oversight Board (PCAOB) standards and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee has established a mechanism to receive, retain and process complaints on auditing, accounting and internal control issues, including the confidential, anonymous submission by employees, vendors, customers and others of concerns on questionable accounting and auditing matters.
In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2022 audited consolidated financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards Update No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T. In addition, the Audit Committee received the written disclosures from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independent registered public accounting firm’s independence from the Company and its management.
Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for fiscal 2022 filed with the SEC.
The Audit Committee also has appointed, subject to stockholder ratification, WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
Respectfully submitted,
Audit Committee
Kevin Lowdermilk, Chair
George McNellage
October 5, 2023	Frank Cuifo
The Report of the Audit Committee should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report of the Audit Committee therein by reference.

PROPOSAL 6: THE ADJOURNMENT PROPOSAL
The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the Annual Meeting from time to time, to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals described herewith.
In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our board of directors to vote in favor of adjourning the Annual Meeting and any later adjournments. If our stockholders approve the Adjournment Proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of one or more of the foregoing proposals, including the solicitation of proxies from stockholders that have previously voted against the proposals. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against any of the proposals have been received, we could adjourn the Annual Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the approval of such proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our stockholders, our board of directors may not be able to adjourn the Annual Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal, the Trust Amendment Proposal, the Written Consent Proposal, the Director Proposal or the Auditor Proposal.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Annual Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Annual Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding Common Stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of October 2, 2023. The beneficial ownership of shares of common stock prior to the Business Combination is based on 4,183,123 shares of DHAC Common Stock (including 694,123 Public Shares and 2,875,000 founder shares) issued and outstanding as of October 5, 2023.
Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	% of Class
Five Percent Holders of DHAC and the Combined Company
Digital Health Sponsor LLC (our Sponsor)(2)	3,187,250(6)	67.24%
SCS Capital Partners, LLC(3)	500,000	11.95%
Spring Creek Capital, LLC(4)	241,100	5.76%
Directors and Named Executive Officers of DHAC(1)
Scott Wolf(5)	175,000	4.18%
Daniel Sullivan	75,000	1.79%
Frank Ciufo	8,625	*
George McNellage	8,625	*
Scott Metzger	8,625	*
Kevin Lowdermilk	—	—
All Directors and Executive Officers of DHAC as a Group (6 individuals)	275,875	6.59%

*
Less than 1%.

(1)
The business address of each of the individuals is c/o Digital Health Acquisition Corp., 980 N Federal Hwy #304, Boca Raton, FL 33432.

(2)
Our sponsor is the record holder of the shares of common stock reported herein. Our affiliate, Mr. Lawrence Sands, is the manager of our sponsor and as such may be deemed to have sole voting and investment discretion with respect to the common stock held by our sponsor. Mr. Sands disclaims any beneficial ownership of the securities held by Digital Health Sponsor LLC other than to the extent of any pecuniary interest he may have therein, directly or indirectly. The business address of the Sponsor is c/o Digital Health Acquisition Corp., 980 N Federal Hwy #304, Boca Raton, FL 33432.

(3)
SCS Capital Partners, LLC is the record holder of the shares of common stock reported herein. Our affiliate, Mr. Lawrence Sands, is the manager and member of SCS Capital Partners, LLC and as such may be deemed to have sole voting and investment discretion with respect to the common stock held by SCS Capital Partners, LLC. The business address of SCS Capital Partners, LLC is c/o Digital Health Acquisition Corp., 980 N Federal Hwy #304, Boca Raton, FL 33432.

(4)
Based on a Schedule 13G filed February 10, 2023, Spring Creek Capital LLC (“Spring Creek”) has the sole voting power over, and may deemed to be the beneficial owner of, 241,100 shares of Common Stock, and Koch Industries, Inc. (“Koch Industries”) has the sole voting power over, and may deemed to be the beneficial owner of, 241,100 shares of Common Stock. Koch Industries, SCC Holdings, LLC (“SCC”), KIM, LLC (“KIM”), Koch Investments Group, LLC (“KIG”), and Koch Investments Group Holdings, LLC (“KIGH”) may be deemed to beneficially own the Public Shares held by Spring Creek by virtue of (i) Koch Industries’ beneficial ownership of KIGH, (ii) KIGH’s beneficial ownership of KIG, (iii) KIG’s beneficial ownership of KIM, (iv) KIM’s beneficial ownership of SCC and (v) SCC’s beneficial ownership of Spring Creek. The address of the foregoing reporting persons is c/o 4111 E. 37th Street North, Wichita, KS 67220.

(5)
All common stock owned of record by the Scott J. and Kelley H. Wolf Family Trust. Mr. Wolf and his wife, Kelley H. Wolf, are trustees of the Scott J. and Kelley H. Wolf Family Trust and may be deemed to have shared voting and investment discretion with respect to shares of common stock held by the

Scott J. and Kelley H. Wolf Family Trust. The address of the Scott J. and Kelley H. Wolf Family Trust is 319 Trenton Way, Menlo Park, CA 94025.
(6)
Consists of 2,073,250 founder shares, 557,000 shares of DHAC Common Stock underlying the Private Placement Units, and 557,000 warrants for DHAC Common Stock underlying the Private Placement Units at an exercise price of $11.50.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS
Board Leadership Structure and Risk Oversight
Our Board does not have a policy on whether or not the role of the Chief Executive Officer and Chairman should be separate or, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. The Board believes it is in the best interests of the Company to make that determination based on the membership of the Board and the position and direction of the Company. The Board currently has determined that having Scott Wolf serve as our Chairman and our Chief Executive Officer makes the best use of his experience, expertise and extensive knowledge of the Company and its industry, as well as fostering greater communication between the Company’s management and the Board.
The Board as a whole is responsible for consideration and oversight of the risks we face and is responsible for ensuring that material risks are identified and managed appropriately. Certain risks are overseen by committees of the Board and these committees make reports to the full Board, including reports on noteworthy risk-management issues. Members of the Company’s senior management team regularly report to the full Board about their areas of responsibility and a component of these reports is the risks within their areas of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risks is conducted as needed or as requested by the Board or one of its committees.
Directors
The following table sets forth certain information regarding our current directors and director nominees:
Name	Age	Position
Scott Wolf	58	Chief Executive Officer, corporate secretary, and Director Nominee
Kevin Lowdermilk(1)	59	Director Nominee
Frank Ciufo(2)	63	Director Nominee
George McNellage(1)	63	Director Nominee
Scott Metzger(3)	55	Director Nominee

(1)
Member of the Audit Committee, Compensation Committee and Nominating and Governance Committee

(2)
Member of the Audit Committee and Compensation Committee

(3)
Member of the Nominating Committee

Each of our directors, including our current nominees, was nominated based on the assessment of our Nominating Committee and our Board that he has demonstrated relevant business experience, excellent decision-making ability, good judgment, and personal integrity and reputation. Our Board consists of, and seeks to continue to include, persons whose diversity of skills, experience and background are complementary to those of our other directors.
Nominees for Director for the year ending December 31, 2024
The persons listed below have been nominated for election as the directors of the Company’s Board. Unless otherwise directed by stockholders within the limits set forth in the bylaws, the proxy holders will vote all shares represented by proxies held by them for the election of the nominees.
Scott Wolf has served as our chief executive officer (“CEO”), corporate secretary and Chairman of our board of directors since May of 2021. Dr. Wolf is a prolific medical device entrepreneur across a broad range of therapeutic areas. Dr. Wolf founded Aerin Medical, Inc. to create non-surgical therapies to meet the enormous need of patients with the most common nasal airway problems, including nasal obstruction. Prior to founding Aerin Medical, he founded Zeltiq Aesthetics, Inc. the maker of CoolSculpting, the leading non-invasive method of fat reduction for bodysculpting. Dr. Wolf’s other startups include Endogastric

Solutions, Inc. and Cardiac Dimensions Pty Ltd. He was previously a partner at Prospect Venture Partners and a vice-president at Frazier Healthcare Ventures, both leading life science venture capital firms. Dr. Wolf received his M.D. from George Washington University and his B.A. from the University of Pennsylvania.
Kevin Lowdermilk has served as a member of our board of directors since October 2022. Kevin has over 30 years of executive leadership experience. Currently, he is the CFO of Vaya Space, a hybrid rocket propulsion and small satellite launch company and has served on that position since August 2022. Prior to Vaya Space, between March 2016 and July 2022, he was the CFO of CFO Strategic Partners, a company that provides outsourced CFO services to small and medium-sized business and nonprofit entities. Mr. Lowdermilk’s past executive leadership experience also includes serving as the CEO of ISO Group, Inc. — a defense and aerospace supply chain company, serving as the CFO and then CEO of Exostar — a SaaS company with a focus on the aerospace and defense sector, and serving as the Vice President of Finance for a multi-national aerospace division of Rolls-Royce Holdings PLC in North America. He has also held board positions for a number of private companies across a variety of industries. Between 2009 and 2015, he was a board member of Global Healthcare Exchange, LLC (“GHX”) and chaired the board’s compensation committee through the sale of GHX to Thoma Bravo, LP. He earned his undergraduate degree in Economics from Western Kentucky University and his MBA from Ball State University.
Frank Ciufo has served as a member of our board of directors since May of 2021. Mr. Ciufo has more than 30 years of senior executive management experience in hospital operations and supply chain executive management. He currently serves as the Managing Partner of UplinkMG, LLC a consulting firm specializing in efficiency improvement in health care operations, project management and supply chain services. Mr. Ciufo’s consulting experiences include providing innovative consultative strategies Group Purchasing Organizations and hospitals with an emphasis on interim and long-term operational improvements, complex project management engagements that include acquisition, supply chain logistics, negotiation and procurement, alternative energy solutions and support services. He has consulted for NYC Health and Hospital Corporation, Atlantic Health, NJ, and Barnert Hospital, NJ. He is presently a consultant for Premier Inc., a leading technology-driven healthcare improvement company as well as other healthcare centric companies. Mr. Ciufo holds MBA and BS degrees from Wagner College, Staten Island, NY.
George McNellage has served as a member of our board of directors since May of 2021. Mr. McNellage has more than 30 years of experience in sales, marketing and corporate operations. He currently serves as Vice President of Enterprise Sales at Premier Inc., a leading technology-driven healthcare improvement company. Prior to his starting his role at Premier Inc. in 2018, Mr. McNellage served in various roles and capacities for Covidien, Xanitos Inc., Navix Diagnostix, Edwards LifeSciences and Intalere with focuses on sales, marketing and healthcare solutions. Mr. McNellage received his B.S. in business administration from the University of South Alabama.
Scott Metzger has served as a member of our board of directors since May of 2021. Dr. Metzger has been a Medical Director with Optum, Inc. since September 2018. Between June 2000 to August 2018, Dr. Metzger worked as a physician for Premier Pain Centers and Specialty Anesthesia Associates (which is unaffiliated with Premier Inc.). Dr. Metzger is the founder and former partner Premier Pain Centers and Specialty Anesthesia Associates, some of the most comprehensive centers for treatment of acute and chronic pain. Dr. Metzger has been active as a medical society leader and executive with experience ranging from starting the state branch of national pain society to serving as president of the state medical board. Dr. Metzger received his B.A. and M.D. from Boston University School of Medicine after completion of a combined 6-year program. He has also completed his residency and specialty training at Johns Hopkins Medicine through the Department of Anesthesiology and Critical Care Medicine.

Executive Officers
The following table provides certain information regarding the executive officers of the Company:
Name	Age	Position
Scott Wolf	58	Chief Executive Officer, corporate secretary, and Chairman/Director Nominee
Daniel Sullivan	65	Chief Financial Officer
Information about Scott Wolf, our Chief Executive Officer, is set forth above under “Nominees for Director.”
Daniel Sullivan has served as our chief financial officer (“CFO”) since May of 2021. Mr. Sullivan has been the President of PCN Enterprises, Inc. since 2003, which provides accounting related consulting services to public companies. He is also the Chief Financial Officer for Spectrum Global Solutions, Inc. Mr. Sullivan received his B.S in accounting from the University of Massachusetts and an MBA from Southern New Hampshire University.
Family Relationships
There are no family relationships between any of the directors or executive officers of the Company.
Corporate Governance and Board Matters
Vacancies
Directors are elected for a term of one year and hold office until their successors are elected and qualify. Any vacancy on the Board for any cause, including an increase in the number of directors, may be filled by a majority of the directors then in office, although such majority is less than a quorum, or by a sole remaining director. If there are no directors in office, then an election of directors may be held in accordance with Delaware Law. If one or more directors resigns from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, have the power to fill such vacancy or vacancies with the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in the filling of the other vacancies.
Director Independence
We are listed on the NASDAQ Capital Market (“Nasdaq”) and accordingly, we have applied Nasdaq listing standards in determining the “independence” of the members of our Board. Based on Nasdaq listing standards and SEC rules, and after reviewing the relationships with members of our Board, our Board has determined, with the assistance of the Nominating Committee, that Kevin Lowdermilk, Frank Ciufo, George McNellage and Scott Metzger qualify as independent directors and therefore the Board consists of a majority of “independent directors”. In addition, we are subject to the rules of the SEC and Nasdaq relating to the membership, qualifications, and operations of the audit, as discussed below. The Nominating Committee reviews with the Board at least annually the qualifications of new and existing members of the Board, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills and experience. The Nominating Committee also evaluates the composition of the Board as a whole and each of its committees to ensure the Company’s on-going compliance with Nasdaq independence standards.
Attendance at Board and Committee Meetings
In 2022, our Board held one meeting and the audit committee held four meetings. No incumbent director who was also a director during fiscal year 2022 attended fewer than 75% of the aggregate of such Board meetings. The Company’s policy is to encourage, but not require, Board members to attend annual stockholder meetings.

Committees and Corporate Governance
The current standing committees of our Board of Directors are the Audit Committee, the Compensation Committee, and the Nominating Committee. Each committee is comprised entirely of directors who are “independent” within the meaning of Nasdaq Rule 5605(a)(2) and all applicable SEC rules and regulations. The members of the committees and a description of the principal responsibilities of each committee are described below.
Our Board has adopted Corporate Governance Guidelines. The Corporate Governance Guidelines include items such as criteria for director qualifications, director responsibilities, committees of the Board, director access to officers and employees, director compensation, evaluation of the Chief Executive Officer, annual performance evaluation and management succession. The Board has chosen not to impose term limits or mandatory retirement age with regard to service on the Board in the belief that continuity of service and the past contributions of the members of the Board who have developed an in-depth understanding of the Company and its business over time bring a seasoned approach to the Company’s governance. Each director is to act on a good faith basis and informed business judgment in a manner such director reasonably believes to be in the best interest of the Company.
A copy of each committee charter and our Corporate Governance Guidelines can be found on our website at https://digitalhealthacquisition.com under the “Governance” tab and is available in print upon request to the Corporate Secretary of Digital Health Acquisition Corp., 980 N Federal Hwy #304, Boca Raton, FL 33432.
Audit Committee
We have established an audit committee of the board of directors, which consists of George McNellage, Kevin Lowdermilk and Frank Ciufo, each of whom is an independent director under the Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act. Kevin Lowdermilk is the Chairperson of the audit committee. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:
•
reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•
discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•
discussing with management major risk assessment and risk management policies;

•
monitoring the independence of the independent auditor;

•
verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•
reviewing and approving all related-party transactions;

•
inquiring and discussing with management our compliance with applicable laws and regulations;

•
pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•
appointing or replacing the independent auditor;

•
determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•
approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Financial Experts on Audit Committee
Pursuant to Nasdaq rules, the audit committee will at all times be composed exclusively of “independent directors” who are able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.
Each member of the audit committee is financially literate and our board of directors has determined that George McNellage, Kevin Lowdermilk and Frank Ciufo qualify as an “audit committee financial experts,” as defined under rules and regulations of the SEC, which generally is any person who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication.
Nominating Committee
We have established a nominating committee of the board of directors, which consists of Kevin Lowdermilk, George McNellage and Scott Metzger, each of whom is an independent director under the Nasdaq listing standards. Scott Metzger is the Chairperson of the nominating committee. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, stockholders, investment bankers and others.
Guidelines for Selecting Director Nominees
The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide that persons to be nominated:
•
should have demonstrated notable or significant achievements in business, education or public service;

•
should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•
should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.
Compensation Committee
We have established a compensation committee of the board of directors, which consists of Messrs. Kevin Lowdermilk, George McNellage, and Frank Ciufo, each of whom is an independent director under the Nasdaq listing standards. George McNellage is the Chairperson of the compensation committee. The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

•
reviewing and approving the compensation of all of our other executive officers;

•
reviewing our executive compensation policies and plans;

•
implementing and administering our incentive compensation equity-based remuneration plans;

•
assisting management in complying with our proxy statement and annual report disclosure requirements;

•
approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•
if required, producing a report on executive compensation to be included in our annual proxy statement; and

•
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee were officers or employees of the Company during 2022 nor did they have any relationship with us requiring disclosure under Item 404 of Regulation S-K. None of our current executive officers served as a member of the board of directors or the compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board or Compensation Committee.
Director Compensation
Notwithstanding the foregoing, as indicated above, other than the payment of $10,000 per month to an affiliate of our sponsor for office space and secretarial, administrative and other services, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.
Code of Ethics
We have adopted a Code of Ethics. This code of ethics applies to our directors, executive officers and employees. This code of ethics is publicly available via our website at https://digitalhealthacquisition.com under the “Governance” tab and is available in print upon request to the Corporate Secretary of Digital Health Acquisition Corp., 980 N Federal Hwy #304, Boca Raton, FL 33432. If we make amendments to the code of ethics or grant any waiver that the SEC requires us to disclose, we will disclose the nature of such amendment or waiver on our website.

EXECUTIVE COMPENSATION
Employment Agreements
We have not entered into any employment agreements with our executive officers and have not made any agreements to provide benefits upon termination of employment.
Executive Officers and Director Compensation
No executive officer has received any cash compensation for services rendered to us. No compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and audit committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Founder Shares
On June 7, 2021, Digital Health Sponsor, LLC, our sponsor (“Sponsor”), and certain of our directors, officers and advisors set forth below (the “Initial Stockholders”) purchased 4,312,500 of our common shares for an aggregate purchase price of $25,000. On October 26, 2021, our Sponsor and certain of the Initial Stockholders set for the below forfeited an aggregate of 1,437,500 shares of common stock; up to 375,000 Founder Shares were subject to forfeiture by the subscribers in case the underwriters did not fully exercise their over-allotment option.
Initial Stockholders	Initial Founder Shares	Forfeited Shares	Current Founder Shares
Digital Health Sponsor LLC	3,044,500	971,250	2,073,250
Scott Wolf	230,000	55,000	175,000
Daniel Sullivan	86,250	11,250	75,000
SCS Capital Partners, LLC	900,000	400,000	500,000
Brent Willis	8,625	—	8,625
Frank Ciufo	8,625	—	8,625
George McNellage	8,625	—	8,625
Scott Metzger	8,625	—	8,625
Andrew Singer	5,750	—	5,750
Lane Ostrow	5,750	—	5,750
Basil Harris	5,750	—	5,750
Prior to the initial investment in DHAC of $25,000 by our Initial Stockholders, we had no assets, tangible or intangible. Simultaneously with the consummation of the IPO, DHAC sold 557,000 Private Placement Shares to the Sponsor at $10.00 per unit for a total purchase price of $5,570,000 on a private placement basis simultaneously with the consummation of the IPO. Since the underwriters exercised the overallotment option in full, none of the Founder Shares are subject to forfeiture any longer.
The Initial Stockholders have agreed, subject to limited exceptions, not to transfer, assign or sell any of their respective Founder Shares until the earlier to occur of: (A) 180 days after the completion of our initial business combination and (B) subsequent to our initial business combination, if the reported last sale price of our common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 90 days after our initial business combination.
In connection with the execution of the Original Business Combination Agreement, our Sponsor and each of our Initial Stockholders (collectively, the “DHAC Supporting Stockholders”), DHAC, VSee and iDoc entered into a support agreement, dated as of June 15, 2022 (the “Sponsor Support Agreement”), pursuant to which the Sponsor and each other DHAC Supporting Stockholder has agreed to, among other things (a) vote in favor of the Business Combination Agreement and the transactions contemplated hereby (including the Mergers), (b) not effect any sale or distribution of any equity securities of DHAC held by such stockholders subject to the terms described therein and (c) not to redeem any of the equity securities of DHAC such stockholder owns, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement.
Working Capital Loans
As described in the prospectus covering our initial public offering, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or any of DHAC’s officers and directors may, but are not obligated to, loan us funds as may be required (“Working Capital Loans”). If we complete a Business Combination, we would repay the Working Capital Loans out of the proceeds of the Trust Account released to DHAC. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, we may use a portion of the proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except as described as follows, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans.
On June 7, 2021, our Sponsor agreed to loan DHAC up to $625,000 to be used for a portion of the expenses of the initial public offering. These notes were non-interest bearing and any outstanding balance on these notes were due immediately following our proposed public offering. Such notes were repaid in full on November 12, 2021. On October 24, 2022, the Sponsor agreed to loan DHAC $350,000 to be used for payment of the fee to extend the termination date of DHAC from November 8, 2022 to February 8, 2023, which loan is non-interest bearing. In February 2023, SCS Capital Partners LLC issued a $250,000 interest-free loan to DHAC for Nasdaq fee payment and litigation expense. On May 5, 2023, SCS Capital Partners, LLC issued a $200,000 loan to DHAC for payment of the term extension fee. The related note bears interest of 10%, matures on May 5, 2024. The proceeds of the note were used to extend the termination date of DHAC from May 8, 2023 to August 8, 2023. On October 4, 2023, SCS Capital Partners LLC issued a $25,000 interest free loan to DHAC for Nasdaq fee payment. All of the foregoing related party loans will be repaid at the closing of the Business Combination.
Registration Rights
The Initial Stockholders, as holders of our founder shares, as well as our Sponsor, as the holder of our Private Placement Units (and all underlying securities), are entitled to registration rights pursuant to a registration rights agreement signed on the effective date of the IPO. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of these securities can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.
Transaction Support Agreement.
In connection with the execution of the Business Combination Agreement, Milton Chen and SalesForce, Inc., as stockholders of VSee, and Imoigele Aisiku and Anthony Burnett, as stockholders of iDoc (collectively, the “Supporting Stockholders”), our target companies in the Business Combination, entered into a Transaction Support Agreement dated June 15, 2022, which was amended and restated on August 9, 2022 and further amended and restated on October 6, 2022 (as may be further amended and restated, the “Transaction Support Agreement”), with DHAC. Under the Transaction Support Agreement, each Supporting Stockholder agreed to, among other things, (i) support and vote in favor of the Business Combination Agreement and the related transactions contemplated therein at DHAC’s stockholder meeting; (ii) not effect any sale or distribution of any shares of capital stock of DHAC, VSee, or iDoc; and (iii) take or cause to be done such further acts and things as may be reasonably necessary or advisable to cause the parties to fulfill their respective obligations under the Business Combination Agreement and consummate the transactions contemplated thereby. The shares of VSee Stock and iDoc Stock that are owned by the Supporting Stockholders and subject to the Transaction Support Agreement represent approximately 68.9% of the aggregate outstanding voting power of VSee Stock (on an as-converted basis and excluding shares expected to be issued in connection with the TAD Exchange) and approximately 85.1% of the aggregate outstanding voting power of iDoc Stock. In addition, the Transaction Support Agreement prohibits the Supporting Stockholders from engaging in activities that have the effect of soliciting a competing acquisition proposal.
Escrow Agreements.
At the closing of the transactions contemplated by the Business Combination Agreement, DHAC, Continental in its capacity as escrow agent for DHAC, and each of VSee and iDoc, the target companies in our Business Combination, will enter into one or more Escrow Agreements pursuant to which (i) 2% of the VSee Closing Consideration (ii) 2% of the iDoc Closing Consideration will be held in escrow to secure the indemnification obligations of VSee and iDoc as contemplated by the Business Combination Agreement.
Leak-Out Agreement.
In connection with the execution of the Business Combination Agreement, DHAC and Salesforce, Inc., a stockholder of VSee entered into a Leak-Out Agreement, dated August 9, 2022, as amended by the First Amendment to Leak-out Agreement, dated October 6, 2022, pursuant to which such stockholder will agree that, for a period of time as set forth therein (the “Restricted Period), neither the signing stockholder nor any of its affiliates shall sell, dispose, or transfer (including short sales, swaps, and derivative transactions),
DHAC Common Stock held by the signing stockholder on the Closing Date in an amount representing more than 10% of the trading volume of DHAC’s Common Stock as reported by Bloomberg, LP on any date during the Restricted Period.
Bridge Financing.
In connection with the execution of the Business Combination Agreement, DHAC, along with VSee and iDoc, the target companies in our Business Combination, entered into a securities purchase agreement with an unaffiliated accredited investor, who is also an investor in our Sponsor, pursuant to which DHAC, VSee and iDoc each issued and sold to such investor 10% original issue discount senior secured promissory notes due October 5, 2023 in the aggregate principal amount of $2,222,222 (the “Bridge Notes”). The Bridge Notes carry an outstanding balance of approximately $1,273,167 as of March 31, 2023. The Bridge Notes bear guaranteed interest at a rate of 10.00% per annum and are convertible into shares of DHAC common stock under certain conditions described below. In connection with the purchase of the Bridge Notes, DHAC issued the investor (i) 173,913 warrants, each representing the right to purchase one share of DHAC common stock at an initial exercise price of $11.50 per share, subject to certain adjustments (the “Bridge Warrants”) and (ii) 30,000 shares of DHAC common stock as additional consideration for the purchase of the Bridge Notes and Bridge Warrants. In connection with the Bridge Financing, DHAC entered into a Registration Rights Agreement with the Bridge Investor, dated October 5, 2022, which provides that DHAC will file a registration statement to register the shares of Common Stock underlying the Bridge Warrants and the 30,000 commitment shares.
Reimbursement
We will reimburse our officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account and the interest income earned on the amounts held in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination.
DHAC Related Person Transaction Policy
Our audit committee reviews and approves all reimbursements and payments made to any initial stockholder or member of our management team, or our or their respective affiliates, and any reimbursements and payments made to members of our audit committee will be reviewed and approved by our Board of Directors, with any interested director abstaining from such review and approval.
No compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to any of our initial stockholders, officers or directors who owned our shares of common stock prior to this offering, or to any of their respective affiliates, prior to or with respect to the business combination (regardless of the type of transaction that it is).
All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions, including the payment of any compensation, will require prior approval by a majority of our uninterested “independent” directors (to the extent we have any) or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors (or, if there are no “independent” directors, our disinterested directors) determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.
Our code of ethics, which we have adopted, requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by our board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed the lesser of $120,000 in any calendar year or 2% of our total assets averaged across the last two most recently completed fiscal years; (2) we or any of our subsidiaries are a participant; and (3) any (a) executive officer, director or nominee for election as a director, (b) beneficial owner greater than 5% of our common stock or any other class or series of our securities, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform their work objectively and effectively. Conflicts of interest may also arise if a person, or a member of their family, receives improper personal benefits as a result of their position.
Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us on the one hand, and any of our officers and directors or their respective affiliates on the other hand, will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and executive officers to complete a directors and officers questionnaire that elicits information about related party transactions.
These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.
To further minimize potential conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our initial stockholders unless we obtain an opinion from an independent investment banking firm that the initial business combination is fair to our unaffiliated stockholders from a financial point of view. Furthermore, in no event will any of our existing officers, directors or initial stockholders, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the consummation of an initial business combination.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who beneficially own more than 10% of the Company’s common stock to file with the SEC reports showing initial ownership of and changes in ownership of the Company’s common stock and other registered equity securities. Based solely upon our review of the copies of such forms or written representations from certain reporting persons received by us with respect to fiscal year 2022, the Company believes that its directors and executive officers and persons who own more than 10% of a registered class of its equity securities have complied with all applicable Section 16(a) filing requirements for fiscal year 2022.

STOCKHOLDER PROPOSALS
Proposals to Be Included in Proxy Statement
If a stockholder would like us to consider including a proposal in our proxy statement and form of proxy relating to our 2024 annual meeting of stockholders pursuant Rule 14a-8 under the Exchange Act, a written copy of the proposal must be delivered no later than June 18, 2024 (the date that is 120 calendar days before the one year anniversary of the date of the proxy statement released to stockholders for this year’s annual meeting of stockholders). If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under Exchange Act, in order to be included in our proxy materials.
Proposals to Be Submitted for Annual Meeting
Stockholders who wish to submit a proposal or nomination for consideration at our 2024 annual meeting of stockholders, but, in the case of a proposal who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act, must, in accordance with our bylaws, have given timely notice thereof in writing to the secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days (September 7, 2024) nor more than 90 days (August 8, 2024) prior to the first anniversary of the preceding year’s annual meeting of stockholders. The proposal or nomination must comply with the notice procedures and information requirements set forth in our bylaws, and the stockholder submitting the proposal or nomination must be a stockholder of record at the time of giving the notice and is entitled to vote at the meeting. Any stockholder proposal or nomination that is not submitted pursuant to the procedures set forth in our bylaws will not be eligible for presentation or consideration at the next annual meeting.
In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year’s annual meeting, then notice must be delivered no later than 70 days prior to the date of such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Public announcement means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.
Universal Proxy
In addition to satisfying the foregoing requirements under the Company’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 17, 2024.
Mailing Instructions
In each case, proposals should be delivered to Corporate Secretary of Digital Health Acquisition Corp., 980 N Federal Hwy #304, Boca Raton, FL 33432. To avoid controversy and establish timely receipt by us, it is suggested that stockholders send their proposals by certified mail return receipt requested.

WHERE YOU CAN FIND MORE INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.
This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.
You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Charter Amendment, the Trust Amendment, the Written Consent Proposal or the Adjournment by contacting us at the following address or telephone number:
Digital Health Acquisition Corp.
980 N Federal Hwy #304
Boca Raton, FL, 33432
(561) 672-7068
In order to receive timely delivery of the documents in advance of the Annual Meeting, you must make your request for information no later than [October 30, 2023].
STOCKHOLDER COMMUNICATION WITH OUR BOARD OF DIRECTORS
Stockholders who wish to contact any of our directors either individually or as a group may do so by writing to them c/o Corporate Secretary, Digital Health Acquisition Corp, 980 N Federal Hwy #304, Boca Raton, FL, 33432 or by telephone at (561) 672-7068 specifying whether the communication is directed to the entire Board or to a particular director. Your letter should indicate that you are a Digital Health Acquisition Corp. stockholder. Letters from stockholders are screened, which includes filtering out improper or irrelevant topics, and depending on subject matter, will be forwarded to (i) the director(s) to whom addressed or appropriate management personnel, or (ii) not forwarded.

OTHER BUSINESS
As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. However, if any other matter shall properly come before the Annual Meeting, the proxy holders named in the proxy accompanying this proxy statement will have authority to vote all proxies in accordance with their discretion.
By Order of the Board of Directors
Dated: [•], 2023 Boca Raton, Florida	Scott Wolf Chief Executive Officer

Annex A
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
DIGITAL HEALTH ACQUISITION CORP.
[•], 2023
Digital Health Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1.
The name of the Corporation is “Digital Health Acquisition Corp.”. The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on March 30, 2021. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 3, 2021, and amended on October 26, 2022 and September 8, 2023 (as amended, the “Amended and Restated Certificate”).

2.
This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3.
This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.
The Amended and Restated Certificate of Incorporation shall be amended as follows:

a.
Section 7.3 is hereby amended and restated in its entirety as follows:

Section 7.3   Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Amended and Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, subsequent to the consummation of the Offering, any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders or may be effected by written consent of the stockholders in compliance with Section 228 of the Delaware General Corporation Law in lieu of a meeting.
b.
Section 9.1(b) is hereby amended and restated in its entirety as follows:

“(b)   Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 14, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 24 months from the closing of the Offering (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open (or such a later date up to 36 months from the closing of the Offering pursuant to the extension set forth under Section 9.1 (c) the “Deadline Date”) and (iii) the redemption of shares in connection with a stockholder

A-1

vote to amend any provisions of this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”
c.
Section 9.1(c) is hereby amended and restated in its entirety as follows:

“(c)   The Board may extend the date by which the Corporation has to consummate an initial Business Combination up to four (4) additional times for three (3) months each time, for a maximum of twelve (12) additional months.”
IN WITNESS WHEREOF, Digital Health Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.
Digital Health Acquisition Corp.
By:

Name:
Scott Wolf

Title:
Chief Executive Officer

A-2

Annex B
PROPOSED AMENDMENT
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT
This Amendment No. 2 (this “Second Amendment”), dated as of , 2023, to the Investment Management Trust Agreement (as defined below) is made by and between Digital Health Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.
WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of November 3, 2021 and as amended on October 26, 2022 (as amended, the “Trust Agreement”);
WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein; and
WHEREAS, at the 2023 annual stockholder meeting of the Company held on            , 2023, the Company’s stockholders approved (i) a proposal to amend the Company’s amended and restated certificate of incorporation, as amended on October 26, 2022 and September 8, 2023 (as amended, the “A&R COI”) extending the date by which the Company has to consummate a business combination from November 8, 2023 up to four (4) times, each by an additional three (3) months, for an aggregate of twelve (12) additional months to November 8, 2024 or such earlier date as determined by the Company’s board of directors (the “Extended Date”); and (ii) a proposal to amend the Trust Agreement to extend the business combination period from November 8, 2023 to up to four (4) times, each by an additional three (3) months, for an aggregate of twelve (12) additional months to November 8, 2024 and to update related defined terms;
NOW THEREFORE, IT IS AGREED:
1.
Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i)   Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses in the case of a Termination Letter in the form of Exhibit B hereto), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is, the later of (1) 24 months after the closing of the Offering, or up to 36 months after the closing of the Offering if the Company were to exercise the 4 three-month extensions described in the Company’s amended and restated certificate of incorporation (as amended, the “Amended and Restated Certificate of Incorporation”), and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s Amended and Restated Certificate of Incorporation if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the form of letter attached hereto as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;”

2.
Section 1(m) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(m)   Upon receipt of an extension letter (“Extension Letter”) substantially similar to Exhibit E hereto at least one business day prior to the application termination date (as may be extended in accordance with Section 1(i), signed on behalf of the Company by an executive officer, to follow the instructions set forth in the Extension Letter.”
3.
The following defined terms in the Trust Agreement shall be amended and restated in their entirety:

“Trust Agreement” shall mean that certain Investment Management Trust Agreement dated November 3, 2021, between Digital Health Acquisition Corp. and Continental Stock Transfer & Trust Company, as amended on October 26, 2022 and [          ], 2023, and as may be further amended from time to time.”
4.
Exhibit E to the Trust Agreement is hereby amended and restated in its entirety as below:

[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, N.Y. 10004
Attn:  Francis Wolf and Celeste Gonzalez
Re:   Trust Account — Extension Letter
Gentlemen:
Pursuant to paragraphs 1(j) and 1(m) of the Investment Management Trust Agreement between Digital Health Acquisition Corp. (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of November 3, 2021, as amended on October 26, 2022 and [       ], 2023 (“Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional [three (3)] months, from             to           (the “Extension”). Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.
This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline.
Very truly yours,
DIGITAL HEALTH ACQUISITION CORP.
By: Name: Title:
cc: A.G.P./Alliance Global Partners
5.
All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

6.
This Second Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Second Amendment.

7.
This Second Amendment is intended to be in full compliance with the requirements for a Second Amendment to the Trust Agreement as required by Section 6(c) and Section 6(d) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

8.
This Second Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Second Amendment to the Investment Management Trust Agreement as of the date first written above.
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:

Name:
Francis Wolf

Title:
Vice President

DIGITAL HEALTH ACQUISITION CORP.
By:

Name:
Scott Wolf

Title:
Chief Executive Officer

DIGITAL HEALTHACQUISITION CORP.PLEASE DO NOT RETURN THE PROXY CARDIF YOU ARE VOTING ELECTRONICALLY.23160 Digital Health Acq. Proxy Card REV2 - FrontPRELIMINARY PROXY CARDYOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.IMMEDIATE - 24 Hours a Day, 7 Days a Week or by MailVote by Internet - QUICK EASY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED CONTROL NUMBERSignature______________________________________ Signature, if held jointly________________________________________ Date_____________, 2023Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.1. Approval of an amendment to the Company’s amended and restated Certificate of Incorporation (as amended, the “Charter”) to extend the date by which the Company must consummate a Business Combination (as defined in the Charter) up to four (4) times, each by an additional three (3) months, for an aggregate of twelve (12) additional months (i.e., from November 8, 2023 up to November 8, 2024) or such earlier date as determined by the Company’s board of directors.2. Approval of an amendment to DHAC’s investment management trust agreement, dated as of November 3, 2021 and as amended on October 26, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, (i) allowing the Company to extend the business combination period from November 8, 2023 to up to four (4) times, each by an additional three (3) months, for an aggregate of twelve (12) additional months to November 8, 2024 and (ii) updating certain defined terms in the Trust Agreement.3. Approval of an amendment to the Company’s Charter to allow stockholders to act by written consent.4. Election of Directors:Nominees:FOR WITHHOLD(1) Scott Wolf(2) Kevin Lowdermilk(3) Frank Ciufo(4) George McNellage(5) Scott Metzger5. Ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2023.6. Approval of the adjournment of the annual meeting from time to time to a later date or dates, if necessary and appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum.PROXY CARDTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS.Please markyour voteslike thisXFORAGAINSTABSTAINFORAGAINSTABSTAINFORAGAINSTABSTAINFORAGAINSTABSTAINFORAGAINSTABSTAININTERNET –www.cstproxyvote.comUse the Internet to vote your proxy. Haveyour proxy card available when you access the above website. Follow the prompts to vote your shares.Vote at the Meeting –If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit:https://www.cstproxy.com/digitalhealthacquisition/am2023MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time,on November 3, 2023.

23160 Digital Health Acq. Proxy Card REV2 - BackPRELIMINARY PROXY CARDImportant Notice Regarding the Internet Availability ofProxy Materials for the Annual Meeting of ShareholdersThis notice of meeting and the accompanyingProxy Statement are available at:https://www.cstproxy.com/digitalhealthacquisition/am2023The undersigned hereby appoints Scott Wolf and Daniel Sullivan and each of them as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Digital Health Acquisition Corp.(the “Company”) held of record by the undersigned at the close of business on September 29, 2023 at the Annual Meeting of Stockholders of to be held on November 6, 2023, at 9:30 a.m. Eastern Time, via live webcast at https://www.cstproxy.com/digitalhealthacquisition/am2023, or any adjournment thereof.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1-3, 5 AND 6, AND FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING VIA LIVE WEBCAST, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE BY USING THE POSTAGE-PAID ENVELOP AND MAILING IT TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ATTN: PROXY GROUP AT 1 STATE STREET, 30TH FLOOR, NEW YORK, NY 10004. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IF YOU ATTEND THE ANNUAL MEETING VIA THE LIVE WEBCAST.(Continued and to be marked, dated and signed, on the other side) FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSDIGITAL HEALTH ACQUISITION CORP.FOR ANNUAL MEETING OF STOCKHOLDERSTO BE HELD ON NOVEMBER 6, 2023 AT 9:30 AM EASTERN TIME